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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 15, 1999


                              CONVERGYS CORPORATION
             (Exact name of registrant as specified in its charter)


                  Ohio                        1-4379            31-1598292
      (State or other jurisdiction   (Commission File Number)  (IRS Employer
           of incorporation)                                 Identification No.)

         201 East Fourth Street
            Cincinnati, Ohio                                       45202
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (513) 723-7000



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FORM 8-K                                                CONVERGYS CORPORATION

         On November 15, 1999, Convergys Corporation issued a press release announcing that its Board of Directors has authorized the company to repurchase up to 7 million common shares from time to time as market and business conditions warrant. Convergys currently has about 153 million common shares outstanding.

         Attached as Exhibit 99.1 to this Current Report on Form 8-K is the text of the November 15, 1999 press release, announcing the share repurchase program.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

             99.1 Press Release, dated November 15, 1999.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONVERGYS CORPORATION



                                        By:  /s/ William D. Baskett III
                                             -----------------------------------
                                                 William D. Baskett III
                                                 General Counsel and Secretary



Date:  November 17, 1999